Exhibit 10.8

***Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is the type the registrant treats as private or confidential. Such omitted information is indicated by brackets (“[***]”) in this exhibit.***

AMENDED AND RESTATED SECURITY AGREEMENT

This AMENDED AND RESTATED SECURITY AGREEMENT (this “Agreement”), dated as of October 19, 2020, by and among the Persons listed on the signature pages hereof as “Grantors” and those additional entities that hereafter become parties hereto by executing the form of Joinder attached hereto as Annex 1 (each, a “Grantor” and collectively, the “Grantors”), and RUNWAY GROWTH CREDIT FUND INC., in its capacity as administrative agent and collateral agent for the Lenders (in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit and Guaranty Agreement, dated as of August 20, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among FISCALNOTE, INC., a Delaware corporation (“Borrower Representative”), CQ-ROLL CALL, INC., a Delaware corporation, CAPITOL ADVANTAGE LLC, a Virginia corporation, VOTERVOICE, L.L.C., a Louisiana limited liability company, SANDHILL STRATEGY LLC, a District of Columbia limited liability company, and each other Person party hereto as a borrower from time to time (collectively, jointly and severally, “Borrowers”, and each, a “Borrower”), FISCALNOTE HOLDINGS, INC., a Delaware corporation (“Parent”), FISCALNOTE HOLDINGS II, INC., a Delaware corporation (together with Parent and each other Person party thereto as a guarantor from time to time collectively, “Guarantors”, and each, a “Guarantor”), the lenders from time to time party thereto (collectively, the “Lenders”, and each, a “Lender”), and Agent, the Lenders have agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, Agent has agreed to act as agent for the benefit of the Lenders in connection with the transactions contemplated by the Credit Agreement and this Agreement;

WHEREAS, the Grantors and MidCap Financial Trust, as administrative agent (the “Existing Agent”), are parties to that certain Security and Pledge Agreement dated as of August 20, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Security Agreement”);

WHEREAS, pursuant to that certain Agency Transfer and Subagency Agreement, the Existing Agent has assigned to Agent its role as administrative agent and collateral agent under the Existing Security Agreement;

WHEREAS, each party to the Existing Security Agreement (including, for the avoidance of doubt, Agent as Existing Agent’s assignee) desires to amend and restate the Existing Security Agreement in its entirety on the terms and conditions set forth herein, it being understood that no novation of the obligations under the Existing Security Agreement is being effected hereby, but merely an amendment and restatement in accordance with the terms hereof;

WHEREAS, in order to induce the Lenders to enter into the Credit Agreement and the other Loan Documents and to extend the Loans thereunder and to induce the Lenders to make financial accommodations to Borrowers as provided for in the Credit Agreement and the other Loan Documents, each Grantor has agreed to grant to Agent, for the benefit of the Lenders, a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Obligations; and

WHEREAS, each Grantor (other than any Borrower) is an Affiliate or a Subsidiary of each Borrower and, as such, will benefit by virtue of the financial accommodations extended to Borrowers by the Lenders.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree to amend and restate the Existing Security Agreement as follows:

1. Definitions; Construction.

(a) All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement. Any terms (whether capitalized or lower case) used in this Agreement that are defined in the Code (including, without limitation, Account, Account Debtor, Chattel Paper, Commercial Tort Claims, Deposit Account, Drafts, Documents, Equipment, Fixtures, General Intangibles, Inventory, Investment Property, Instruments, letters of credit, Letter of Credit Rights, promissory notes, Proceeds, Securities Account and Supporting Obligations) shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Credit Agreement; provided, that to the extent that the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(i) “Acquisition Documents” means the agreements, instruments and documents evidencing, or entered into in connection with, an Acquisition (including a Permitted Acquisition) by a Grantor.

(ii) “Agent” has the meaning specified therefor in the preamble to this Agreement.

(iii) “Agreement” has the meaning specified therefor in the preamble to this Agreement.

(iv) “Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time.

(v) “Books” means books and records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information).

(vi) “Borrower” and “Borrowers” have the respective meanings specified therefor in the recitals to this Agreement.

(vii) “CFC” means a “controlled foreign corporation” as defined in Section 957 of the Internal Revenue Code.

(viii) “CFC Debt” means indebtedness (and any amounts treated as indebtedness for U.S. federal income tax purposes) or receivables owed by, or treated for U.S. federal income tax purposes as owed by, a CFC.

(ix) “CFC Holdco” means a Subsidiary (i) substantially all of the direct or indirect assets of which consist of (x) Equity Interests of one or more CFCs and (y) CFC Debt and/or other assets incidental to the purpose of acting as a holding company of one or more CFCs (or are treated as consisting of such assets for U.S. federal income tax purposes), and (ii) that does not conduct any business or activity other than ownership of such Equity Interests, CFC Debt or incidental assets (and activities incidental thereto) and does not itself incur, and is not otherwise liable for, any indebtedness or other liabilities (other than liabilities incidental to the ownership of Equity Interests, CFC Debt or incidental assets (including, for the avoidance of doubt, tax liabilities attributable to such ownership), and franchise fees or similar taxes and fees and expenses incurred to maintain its existence and other de minimis liabilities); provided, further, that a CFC Holdco shall be a “CFC Holdco” only for so long as it meets each of requirements of the foregoing definition.

(x) “Collateral” has the meaning specified therefor in Section 3 hereof.

(xi) “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 1.

(xii) “Controlled Account” has the meaning specified therefor in Section 7(k) hereof.

(xiii) “Controlled Account Agreements” means those certain cash management agreements, in form and substance reasonably satisfactory to Agent, each of which is executed and delivered by a Grantor, Agent, and one of the Controlled Account Banks.

(xiv) “Controlled Account Bank” has the meaning specified therefor in Section 7(k) hereof.

(xv) “Copyright Security Agreement” means each Copyright Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit A.

(xvi) “Copyrights” means any and all rights in any works of authorship, including (A) copyrights and moral rights, (B) copyright registrations and recordings thereof and all applications in connection therewith including those listed on Schedule 2, (C) income, license fees, royalties, damages, and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (D) the right to sue for past, present, and future infringements thereof, and (E) all of each Grantor’s rights corresponding thereto throughout the world.

(xvii) “Credit Agreement” has the meaning specified therefor in the recitals to this Agreement.

(xviii) “Disregarded Entity” shall mean an entity that is a “qualified subchapter S subsidiary” within the meaning of IRC Section 1361(b)(3)(B) or otherwise treated as an entity disregarded as an entity separate from its owner within the meaning of Treas. Reg. 301.7701-3(a).

(xix) “Excluded Assets” means (i) any real property with a fair market value under $1,000,000 individually and all leasehold interests in real property, (ii) any Equipment subject to a purchase money security interest, capital lease or similar arrangement, in each case, to the extent permitted under the Loan Documents, to the extent that a grant of a security interest in such property would (A) violate, invalidate or terminate such arrangement or (B) create a right of termination in favor of any party thereto (other than a Grantor or any of its Affiliates), (iii) any asset (including any contract, agreement, permit, lease or license, any governmental licenses or state or local franchises, charters or authorizations) to the extent the pledge thereof or the grant of security interests (in each case in the manner contemplated by the Loan Documents) in such asset (A) is prohibited by the terms of such contract, agreement, permit, lease or license, (B) requires the consent, approval, license or other authorization of a governmental authority or any other third party, in each case, that has not been obtained, (C) violates applicable law, (D) results in the termination of such arrangement, (E) creates a right of termination or acceleration in favor of any party thereto (other than a Grantor or any of its Affiliates) or (F) would otherwise adversely alter such Grantor’s rights, title and interests thereunder (provided that, (x) such requirement of consent, approval, license or other authorization existed at the time of the acquisition of such asset and was not incurred in contemplation thereof, (y) such acquisition was permitted by the Loan Documents, and (z) the Grantors shall use commercially reasonable efforts (which shall not require the payment of material fees or other material compensation) to obtain, or not include at the time of such acquisition, any such consent, approval, license or other authorization or a waiver of any such prohibitions), (iv) Excluded Accounts, (v) any intent-to-use United States trademark applications for which a statement of use has not been filed with and duly accepted by the United States Patent and Trademark Office (to the extent that, and solely during the period in which, the grant of a security interest would impair the validity or enforceability of such intent-to-use United States trademark application under federal law), (vi) Excluded Tax Collateral, (vii) Equity Interests (A) in a joint venture or other non-wholly-owned Subsidiary to the extent that granting a security interest in or Lien on such Equity Interest is not permitted by the governing documents of such joint venture or other non-wholly-owned Subsidiary (other than any Grantor or its Subsidiaries) which consent has not been obtained (so long as such prohibition did not arise as part of the acquisition or formation thereof or in anticipation of the Loans) or (B) that is Margin Stock to the extent a security interest therein would violate the provisions of the regulations of the Federal

Reserve Board (including Regulation T, Regulation U or Regulation X), and (viii) any other exceptions agreed in writing in Agent’s sole discretion; provided that, (A) the foregoing exclusions set forth in clauses (ii), (iii), and (vii)(A) shall in no way be construed to apply to the extent that any described prohibition or restriction is ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law, (B) the foregoing exclusions set forth in clauses (ii), (iii), and (vii)(A) shall not apply in the event of a termination or elimination of any such exclusion, prohibition, requirement for any consent or other requirement, or violation contained in such contract, agreement, permit, lease or license or in any applicable law, to the extent sufficient to permit any such item to become Collateral, (C) the foregoing exclusions set forth in clauses (ii), (iii), and (vii)(A) shall not apply upon the granting of any such consent, approval, license or other authorization or waiving or terminating any requirement for such consent, approval, license or other authorization of a security interest in such contract, agreement, permit, lease or license will be automatically and simultaneously granted hereunder and such contract, agreement, permit, lease or license will be included as Collateral and (D) none of the foregoing exclusions set forth in clauses (i)-(viii) above shall apply with respect to Proceeds or receivables of the assets referred to in such exclusions (unless such Proceeds or receivables independently constitute Excluded Assets).

(i) “Excluded Tax Collateral” means (a) Equity Interests in any CFC or CFC Holdco that is in excess of 65% of the total outstanding voting Equity Interests of such CFC or CFC Holdco, as applicable, (b) Equity Interests in any Disregarded Entity that owns Equity Interests in a CFC Holdco and/or CFC that is in excess of 65% of the total outstanding voting Equity Interests of such Disregarded Entity, (c) any assets owned directly or indirectly by a CFC and (d) CFC Debt, in each case, solely to the extent Borrower Representative has delivered evidence to Agent that a pledge of such assets would result in material adverse tax consequences (it being understood, for the avoidance of doubt and notwithstanding anything to the contrary, that to the extent a pledge of such CFC Debt would result in material adverse tax consequences, such assets will constitute Excluded Tax Collateral as of the date hereof).

(ii) “Existing Security Agreement” has the meaning specified therefor in the recitals to this Agreement.

(iii) “General Intangibles” means general intangibles (as that term is defined in the Code), and includes payment intangibles, software, contract rights, rights to payment, rights under Hedge Agreements (including the right to receive payment on account of the termination (voluntarily or involuntarily) of such Hedge Agreements), rights arising under common law, statutes, or regulations, choses or things in action, goodwill, Intellectual Property, Intellectual Property Licenses, purchase orders, customer lists, route lists, rights to payment and other rights under Acquisition Documents, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, monies due or recoverable from pension funds, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

(iv) “Grantor” and “Grantors” have the respective meanings specified therefor in the preamble to this Agreement.

(v) “Intellectual Property” means any and all Patents, Copyrights, Trademarks, trade secrets, know-how, inventions (whether or not patentable), algorithms, software programs (including source code and object code), processes, product designs, industrial designs, blueprints, drawings, data, customer lists, URLs and domain names, specifications, documentations, reports, catalogs, literature, and any other forms of technology or proprietary information of any kind, including all rights therein and all applications for registration or registrations thereof.

(vi) “Intellectual Property Licenses” means, with respect to any Grantor, (A) any licenses or other similar rights provided to such Grantor in or with respect to Intellectual Property owned or controlled by any other Person, and (B) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by such Grantor, in each case, including (x) any software license agreements

(other than license agreements for commercially available off-the-shelf software that is generally available to the public which have been licensed to a Grantor pursuant to end-user licenses), (y) the license agreements listed on Schedule 3, and (z) the right to use any of the licenses or other similar rights described in this definition in connection with the enforcement of Agent’s and Lenders’ rights under the Loan Documents.

(vii) “Investment Property” means (A) any and all investment property, and (B) any and all of the following (regardless of whether classified as investment property under the Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(viii) “Joinder” means each Joinder to this Agreement executed and delivered by Agent and each of the other parties listed on the signature pages thereto, in substantially the form of Annex 1.

(ix) “Lender” and “Lenders” have the respective meanings specified therefor in the recitals to this Agreement.

(x) “Negotiable Collateral” means letters of credit, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), instruments, promissory notes, drafts and documents (as each such term is defined in the Code).

(xi) “Parent” has the meaning specified therefor in the recitals to this Agreement.

(xii) “Patent Security Agreement” means each Patent Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit B.

(xiii) “Patents” means patents and patent applications, including (A) the patents and patent applications listed on Schedule 4, (B) all continuations, divisionals, continuations-in-part, re-examinations, reissues, and renewals thereof and improvements thereon, (C) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (D) the right to sue for past, present, and future infringements thereof, and (E) all of each Grantor’s rights corresponding thereto throughout the world.

(xiv) “Pledged Companies” means each Person listed on Schedule 5 as a “Pledged Company”, together with each other Person, all or a portion of whose Equity Interests are acquired or otherwise owned by a Grantor after the Closing Date and is required to be pledged pursuant to Section 5.11 of the Credit Agreement.

(xv) “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Equity Interests now owned or hereafter acquired by such Grantor, regardless of class or designation, including in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Equity Interests, the right to receive any certificates representing any of the Equity Interests, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

(xvi) “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C.

(xvii) “Pledged Notes” has the meaning specified therefor in Section 6(i) hereof.

(xviii) “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

(xix) “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

(xx) “Proceeds” has the meaning specified therefor in Section 3 hereof.

(xxi) “PTO” means the United States Patent and Trademark Office.

(xxii) “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor and the improvements thereto.

(xxiii) “Record” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(xxiv) “Security Interest” has the meaning specified therefor in Section 3 hereof.

(xxv) “Supporting Obligations” means supporting obligations (as such term is defined in the Code), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments or Investment Property.

(xxvi) “Trademark Security Agreement” means each Trademark Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit D.

(xxvii) “Trademarks” means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (A) the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 6, (B) all renewals thereof, (C) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (D) the right to sue for past, present and future infringements and dilutions thereof, (E) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (F) all of each Grantor’s rights corresponding thereto throughout the world.

(xxviii) “URL” means “uniform resource locator,” an internet web address.

(b) This Agreement shall be subject to the rules of construction set forth in Section 1 of the Credit Agreement, and such rules of construction are incorporated herein by this reference, mutatis mutandis.

(c) All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2. [Reserved].

3. Grant of Security. Each Grantor hereby unconditionally grants, collaterally assigns, and pledges to Agent, for the benefit of each Lender, to secure the Obligations (whether now existing or hereafter arising), a continuing security interest (hereinafter referred to as the “Security Interest”) in all of such Grantor’s right, title, and interest in and to the following properties, assets and rights, and in all similar properties, assets and rights that the Grantor has or is deemed by law to have rights in or the power to convey rights in, wherever located and whether such right, title and interest of the Grantor therein is now existing or hereafter arising (the “Collateral”):

(a) all of such Grantor’s Accounts;

(b) all of such Grantor’s Books;

(c) all of such Grantor’s Chattel Paper (whether tangible or electronic);

(d) all of such Grantor’s Commercial Tort Claims listed on Schedule 1;

(e) all of such Grantor’s Deposit Accounts;

(f) all of such Grantor’s Equipment;

(g) all of such Grantor’s Fixtures;

(h) all of such Grantor’s General Intangibles;

(i) all of such Grantor’s Inventory;

(j) all of such Grantor’s Investment Property;

(k) all of such Grantor’s Intellectual Property and Intellectual Property Licenses;

(l) all of such Grantor’s Negotiable Collateral (including all of such Grantor’s Pledged Notes);

(m) all of such Grantor’s Pledged Interests (including all of such Grantor’s Pledged Operating Agreements and Pledged Partnership Agreements);

(n) all of such Grantor’s Securities Accounts;

(o) all of such Grantor’s Supporting Obligations;

(p) all of such Grantors goods, contract rights or rights to payment of money, leases, license agreements, franchise agreements, documents, financial assets;

(q) all of such Grantor’s money, Cash Equivalents, or other assets of such Grantor that now or hereafter come into the possession, custody, or control of Agent (or its agent or designee) or any Lender; and

(r) all of the Proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, Fixtures, General Intangibles, Inventory, Investment Property, Intellectual Property, Negotiable Collateral, Pledged Interests, Securities Accounts, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Agent from time to time with respect to any of the Investment Property.

Notwithstanding anything to the contrary contained herein, Collateral shall not include Excluded Assets.

4. Security for Obligations. The Security Interest created hereby secures the payment and performance of the Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to Agent, the Lenders, or any of them, but for the fact that they are unenforceable or not allowable (in whole or in part) as a claim in an Insolvency Proceeding involving any Grantor due to the existence of such Insolvency Proceeding. Further, the Security Interest created hereby encumbers each Grantor’s right, title, and interest in all Collateral, whether now owned by such Grantor or hereafter acquired, obtained, developed, or created by such Grantor and wherever located.

5. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent or any Lender of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the Lenders shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Lender be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement, or any other Loan Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Credit Agreement and the other Loan Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, dividend, and distribution rights, shall remain in the applicable Grantor until (i) the occurrence and continuance of an Event of Default, and (ii) Agent has notified the applicable Grantor of Agent’s election to exercise such rights with respect to the Pledged Interests pursuant to Section 16.

6. Representations and Warranties. In order to induce Agent to enter into this Agreement for the benefit of the Lenders, each Grantor makes the following representations and warranties to Agent and the Lenders which shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing Date:

(a) The name (within the meaning of Section 9-503 of the Code) and jurisdiction of organization of each Grantor is set forth on Schedule 7 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Loan Documents).

(b) The chief executive office of each Grantor is located at the address indicated on Schedule 7 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Loan Documents).

(c) Each Grantor’s tax identification numbers and organizational identification numbers, if any, are identified on Schedule 7 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Loan Documents).

(d) As of the Closing Date, no Grantor holds any commercial tort claims that exceed $500,000 individually or $1,000,000 in the aggregate, except as set forth on Schedule 1.

(e) Set forth on Schedule 9 (as such Schedule may be updated from time to time subject to Section 7(k) with respect to Controlled Accounts and provided that Grantors comply with Section 7(c) hereof) is a listing of all of Grantors’ Deposit Accounts and Securities Accounts, including, with respect to each bank or securities intermediary (i) the name and address of such Person, and (ii) the account numbers of the Deposit Accounts or Securities Accounts maintained with such Person.

(f) Schedule 8 sets forth all Real Property owned by any of the Grantors as of the Closing Date.

(g) As of the Closing Date: (i) Schedule 2 provides a complete and correct list of all registered Copyrights owned by any Grantor, all applications for registration of Copyrights owned by any Grantor, and all other Copyrights owned by any Grantor and material to the conduct of the business of any Grantor (other than registered Copyrights with respect to periodic publications and articles published in the ordinary course of business), (ii) Schedule 3 provides a complete and correct list of all material Intellectual Property Licenses entered into by any Grantor pursuant to which (A) any Grantor has provided any license or other rights in Intellectual Property owned or controlled by such Grantor to any other Person (other than non-exclusive software licenses granted in the ordinary course of business), or (B) any Person has granted to any Grantor any license or other rights in Intellectual Property owned or controlled by such Person that is material to the business of such Grantor, including any Intellectual Property that is incorporated in any Inventory, software, or other product marketed, sold, licensed, or distributed by such Grantor (other than off-the-shelf, shrink-wrapped or “click to accept” software licenses or other licenses to generally commercially available software), (iii) Schedule 4 provides a complete and correct list of all Patents owned by any Grantor and all applications for Patents owned by any Grantor, and (iv) Schedule 6 provides a complete and correct list of all registered Trademarks owned by any Grantor, and all applications for registration of Trademarks owned by any Grantor.

(h) (i) (A) each Grantor owns exclusively or holds licenses in all Intellectual Property that is necessary in or material to the conduct of its business, and (B) all employees and contractors of each Grantor who were involved in the creation or development of any Intellectual Property for such Grantor that is necessary in or material to the business of such Grantor have signed agreements containing assignment of Intellectual Property rights to such Grantor and obligations of confidentiality;

(ii) to each Grantor’s knowledge after reasonable inquiry, no Person has infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights owned by such Grantor, in each case, that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect;

(iii) (A) to each Grantor’s knowledge after reasonable inquiry, (1) such Grantor has never infringed or misappropriated and is not currently infringing or misappropriating any Intellectual Property rights of any Person, and (2) no product manufactured, used, distributed, licensed, or sold by or service provided by such Grantor has ever infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights of any Person, in each case, except where such infringement either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Effect, and (B) there are no infringement or misappropriation claims or proceedings pending, or to any Grantor’s knowledge after reasonable inquiry, threatened in writing against any Grantor, and no Grantor has received any written notice or other communication of any actual or alleged infringement or misappropriation of any Intellectual Property rights of any Person, in each case, except where such infringement either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Effect;

(iv) to each Grantor’s knowledge after reasonable inquiry, all registered Copyrights, registered Trademarks, and issued Patents that are owned by such Grantor and necessary in or material to the conduct of its business are valid, subsisting and enforceable and in compliance with all legal requirements, filings, and payments and other actions that are required to maintain such Intellectual Property in full force and effect,

(v) each Grantor has taken reasonable steps to maintain the confidentiality of and otherwise protect and enforce its rights in all trade secrets owned by such Grantor that are necessary in or material to the conduct of the business of such Grantor, and

(vi) none of the proprietary software licensed or distributed by any Grantor that is material to generating revenue for such Grantor is subject to any “copyleft” or other obligation or condition (including any obligation or condition under any “open source” license such as the GNU Public License, Lesser GNU Public License, or Mozilla Public License) that would require, or condition the use or distribution of such software, on the disclosure, licensing or distribution of any source code of the proprietary software.

(i) This Agreement creates a valid security interest in the Collateral of each Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 10. Upon the making of such filings, Agent shall have a first priority (subject only to Permitted Liens which are non-consensual Permitted Liens, permitted purchase money Liens, or the interests of lessors under capital leases) perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement under the Code. Upon filing of any Copyright Security Agreement with the United States Copyright Office, filing of any Patent Security Agreement and any Trademark Security Agreement with the PTO, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 10, all action necessary or desirable to protect and perfect the Security Interest in and on each Grantor’s United States issued and registered Patents, Trademarks, or Copyrights has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from any Grantor. All action by any Grantor necessary to protect and perfect such security interest on each item of Collateral has been duly taken.

(j) (i) Except for the Security Interest created hereby, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 5 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Closing Date, (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and non-assessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Equity Interests of the Pledged Companies of such Grantor identified on Schedule 5 as supplemented or modified by any Pledged Interests Addendum or any Joinder to this Agreement, (iii) such Grantor has the right and requisite authority to pledge, the Investment Property pledged by such Grantor to Agent as provided herein, (iv) all actions necessary or desirable to perfect and establish the first priority (subject only to Permitted Liens which are non-consensual Permitted Liens, permitted purchase money Liens, or the interests of lessors under capital leases) of, or otherwise protect, Agent’s Liens in the Investment Property, and the proceeds thereof, have been duly taken, upon (A) the execution and delivery of this Agreement, (B) the taking of possession by Agent (or its agent or designee) of any certificates representing the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers (or other documents of transfer acceptable to Agent) endorsed in blank by the applicable Grantor, (C) the filing of financing statements in the applicable jurisdiction set forth on Schedule 10 for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, the delivery of Account Control Agreements with respect thereto, and (v) each Grantor has delivered to and deposited with Agent all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers (or other documents of transfer acceptable to Agent) endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(k) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement with respect to the Investment Property or the remedies in respect of the Collateral pursuant to this Agreement, except (A) as may be required in connection with such disposition of Investment Property by laws affecting the offering and sale of securities generally, (B) for consents, approvals, authorizations, or other orders or actions that have already been obtained or given (as applicable) and that are still in force, and (C) the filing of financing statements and other filings necessary to perfect the Security Interests granted hereby. No Intellectual Property License of any Grantor that is necessary in or material to the conduct of such Grantor’s business requires any consent of any other Person that has not been obtained in order for such Grantor to grant the security interest granted hereunder in such Grantor’s right, title or interest in or to such Intellectual Property License.

(l) [Reserved.]

(m) There is no default, breach, violation, or event of acceleration existing under any promissory note (as defined in the Code) constituting Collateral and pledged hereunder (each a “Pledged Note”) and no event has occurred or circumstance exists which, with the passage of time or the giving of notice, or both, would constitute a default, breach, violation, or event of acceleration under any Pledged Note. No Grantor that is an obligee under a Pledged Note has waived any default, breach, violation, or event of acceleration under such Pledged Note.

(n) As to all limited liability company or partnership interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents and warrants that the Pledged Interests issued pursuant to such agreement (i) are not dealt in or traded on securities exchanges or in securities markets, (ii) do not constitute investment company securities, and (iii) are not held by such Grantor in a Securities Account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provides that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

7. Covenants. Each Grantor, jointly and severally, covenants and agrees with Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 23:

(a) Possession of Collateral. In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, Investment Property, or Chattel Paper having an aggregate value or face amount of $500,000 or more for all such Negotiable Collateral, Investment Property, or Chattel Paper, the Grantors shall notify Agent thereof concurrently when the delivery of the next Compliance Certificate is required to be delivered pursuant to Section 6.2 of the Credit Agreement, and if and to the extent that perfection or priority of Agent’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly (and in any event within thirty (30) days (or such longer period as agreed to by Agent in writing in its sole discretion)) after request by Agent, shall execute such other documents and instruments as shall be requested by Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Property, or Chattel Paper to Agent, together with such undated powers (or other relevant document of transfer acceptable to Agent) endorsed in blank as shall be requested by Agent, and shall do such other acts or things deemed necessary or desirable by Agent to protect Agent’s Security Interest therein.

(b) Chattel Paper.

(i) Promptly (and in any event within thirty (30) days (or such longer period as agreed to by Agent in writing in its sole discretion)) after request by Agent, each Grantor shall take all steps reasonably necessary to grant Agent control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction, to the extent that the aggregate value or face amount of such electronic Chattel Paper equals or exceeds $500,000; and

(ii) If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Credit and Guaranty Agreement), promptly upon the request of Agent, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Runway Growth Credit Fund Inc., as Agent for the benefit of the Lenders”.

(c) Account Control Agreements.

(i) Each Grantor shall obtain an authenticated Account Control Agreement (which may include a Controlled Account Agreement), from each bank maintaining a Deposit Account or Securities Account for such Grantor (other than with respect to any Excluded Accounts); provided that, to the extent any Deposit Account or Securities Account is acquired by any Grantor after the Closing Date in a Permitted Acquisition, this Section 7(c)(i) shall not apply with respect to such Deposit Account or Securities Account, as applicable, until the date that is 30 days after the consummation of such Permitted Acquisition; provided, further, that until such Account Control Agreement in respect of such acquired Deposit Account or Securities Account is obtained, Grantor shall not transfer assets to one or more acquired Deposit Accounts or Securities Accounts acquired in any given Permitted Acquisition in excess of $250,000 in the aggregate;

(ii) Each Grantor shall obtain an authenticated Account Control Agreement, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor, or maintaining a Securities Account for such Grantor (other than with respect to any Excluded Accounts); provided that, to the extent any uncertificated securities, financial assets or commodities are acquired by any Grantor after the Closing Date in a Permitted Acquisition, this Section 7(c)(ii) shall not apply with respect to such uncertificated securities, financial assets or commodities, as applicable, until the date that is 30 days after the consummation of such Permitted Acquisition; and

(iii) Each Grantor shall obtain an authenticated Account Control Agreement with respect to all of such Grantor’s investment property; provided that, to the extent any investment property is acquired by any Grantor after the Closing Date in a Permitted Acquisition, this Section 7(c)(iii) shall not apply with respect to such investment property until the date that is 30 days after the consummation of such Permitted Acquisition.

(d) Letter-of-Credit Rights. If the Grantors (or any of them) are or become the beneficiary of letters of credit having a face amount or value of $500,000 or more in the aggregate, then the applicable Grantor or Grantors shall notify Agent thereof concurrently when the delivery of the next Compliance Certificate is required to be delivered pursuant to Section 6.2 of the Credit Agreement and, promptly (and in any event within thirty (30) days (or such longer period as agreed to by Agent in writing in its sole discretion)) after request by Agent, enter into a tri-party agreement with Agent and the issuer or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to Agent and directing all payments thereunder to Agent’s Account, all in form and substance reasonably satisfactory to Agent.

(e) Commercial Tort Claims. If the Grantors (or any of them) obtain Commercial Tort Claims involving an asserted claim, in the amount of $500,000 or more individually or $1,000,000 or more in the aggregate for all Commercial Tort Claims, then the applicable Grantor or Grantors shall notify Agent concurrently when the delivery of the next Compliance Certificate is required to be delivered pursuant to Section 6.2 of the Credit Agreement and, promptly (and in any event within five Business Days (or such longer period as agreed to by Agent in writing in its sole discretion)) after request by Agent, amend Schedule 1 to describe such Commercial Tort Claims in a manner that reasonably identifies such Commercial Tort Claims and which is otherwise reasonably satisfactory to Agent, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed necessary or desirable by Agent to give Agent a first priority (subject only to Permitted Liens which are non-consensual Permitted Liens, permitted purchase money Liens, or the interests of lessors under capital leases), perfected security interest in any such Commercial Tort Claim.

(f) Government Contracts. Other than Accounts and Chattel Paper which do not exceed $500,000 individually, if any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, Grantors shall, concurrently with the delivery of the next Compliance Certificate required to be delivered pursuant to Section 6.2 of the Credit Agreement, notify Agent thereof and deliver to Agent executed instruments in form and substance satisfactory to Agent which, if filed in accordance with the Assignment of Claims Act, would effectively assign to Agent, for the benefit of the Lenders, all moneys due or to become due under such contract or contracts. Upon the occurrence and during the continuance of an Event of Default, Agent may, in its sole discretion, file such executed instruments and provide any other written notice under the Assignment of Claims Act or other applicable law.

(g) Intellectual Property.

(i) Upon the request of Agent, in order to facilitate filings with the PTO and the United States Copyright Office, each Grantor shall execute and deliver to Agent one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to further evidence Agent’s Lien on such Grantor’s United States issued and registered Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;

(ii) Each Grantor shall have the duty, with respect to Intellectual Property that is necessary in or material to the conduct of such Grantor’s business, to protect and diligently enforce and defend at such Grantor’s expense its Intellectual Property, including (A) to diligently enforce and defend, including promptly suing for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, and filing for opposition, interference, and cancellation against conflicting Intellectual Property rights of any Person, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including paying all maintenance fees and filing of applications for renewal, affidavits of use, and affidavits of noncontestability, and (E) to require all employees, consultants, and contractors of each Grantor who were involved in the creation or development of such Intellectual Property to sign agreements containing assignment of Intellectual Property rights and obligations of confidentiality. Each Grantor further agrees not to abandon any Intellectual Property or Intellectual Property License that is necessary in or material to the conduct of such Grantor’s business. Each Grantor hereby agrees to take the steps described in this Section 7(g)(ii) with respect to all new or acquired Intellectual Property to which it or any of its Subsidiaries is now or later becomes entitled that is necessary in or material to the conduct of such Grantor’s business;

(iii) Grantors acknowledge and agree that neither Agent nor any Lender shall have no duties with respect to any Intellectual Property or Intellectual Property Licenses of any Grantor. Without limiting the generality of this Section 7(g)(iii), Grantors acknowledge and agree that Agent nor any Lender shall be under any obligation to take any steps necessary to preserve rights in the Collateral consisting of Intellectual Property or Intellectual Property Licenses against any other Person, but Agent or any Lender may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Borrowers;

(iv) On each date on which a Compliance Certificate is required to be delivered pursuant to Section 6.2 of the Credit Agreement (or, if an Event of Default has occurred and is continuing, more frequently if requested by Agent), each Grantor shall deliver to Agent a list in form satisfactory to Agent identifying all of its products and services that require the use of the Grantor’s proprietary software and generate a material amount of the revenue of such Grantor, whether created or acquired before, on, or after the Closing Date, and a certification signed by an officer of such Grantor, certifying that such list identifies all of its proprietary software that is material to generating revenue of such Grantor and indicating which of the Copyrights in such proprietary software have been filed for registration with the United States Copyright Office. Each Grantor shall continue to register or not register, as the case may be, its Copyrights in accordance with its historical practices as they existed as of the Closing Date. If an Event of Default has occurred and is continuing, and if requested by Agent, each Grantor shall (A) file applications and take any and all other actions necessary to register on an expedited basis (if expedited processing is available in accordance with the applicable regulations and procedures of the United States Copyright Office and any similar office of any other jurisdiction in which Copyrights are used) each of such Grantor’s Copyrights in any proprietary software that is material to generating revenue for such Grantor and identifying such Grantor as the sole claimant thereof in a manner sufficient to claim in the public record (or as a co-claimant thereof, if such is the case) such Grantor’s ownership or co-ownership thereof, and (B) cause to be prepared, executed, and delivered to Agent, with sufficient time to permit Agent to record no later than three Business Days following the date of registration of or recordation of transfer of ownership, as applicable, to the applicable Grantor of such Copyrights, (1) a Copyright Security

Agreement or supplemental schedules to the Copyright Security Agreement reflecting the security interest of Agent in such Copyrights, which supplemental schedules shall be in form and content suitable for recordation with the United States Copyright Office (or any similar office of any other jurisdiction in which Copyrights are used), and (2) any other documentation as Agent reasonably deems necessary and requests in order to perfect and continue perfected Agent’s Liens on such Copyrights following such recordation;

(v) On each date on which a Compliance Certificate is required to be delivered pursuant to Section 6.2 of the Credit Agreement (or, if an Event of Default has occurred and is continuing, more frequently if requested by Agent), each Grantor shall provide Agent with a written report of all new Patents, Trademarks or Copyrights that are registered or the subject of pending applications for registrations, and of all Intellectual Property Licenses that are material to the conduct of such Grantor’s business, in each case, which were acquired, registered, or for which applications for registration were filed by any Grantor during the prior period. In the case of such registrations or applications therefor, which were acquired by any Grantor, each such Grantor shall file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Intellectual Property. In each of the foregoing cases, the applicable Grantor shall promptly cause to be prepared, executed, and delivered to Agent supplemental schedules to the applicable Loan Documents to identify such Patent, Trademark and Copyright registrations and applications therefor (with the exception of Trademark applications filed on an intent-to-use basis for which no statement of use or amendment to allege use has been filed) and Intellectual Property Licenses as being subject to the security interests created thereunder;

(vi) Anything to the contrary in this Agreement notwithstanding, in no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Copyright (other than Copyrights with respect to periodic publications and articles published in the ordinary course of business) with the United States Copyright Office or any similar office or agency in another country without giving Agent written notice thereof at least five Business Days prior to such filing and complying with Section 7(g)(i) and, if available, each such application for registration shall be filed on an “expedited basis”. Upon receipt from the United States Copyright Office of notice of registration of any Copyright (other than registered Copyrights with respect to periodic publications and articles published in the ordinary course of business), each Grantor shall promptly (but in no event later than five Business Days (or such longer period as agreed to by Agent in writing in its sole discretion) following such receipt) notify (but without duplication of any notice required by Section 7(g)(iv) or Section 7(g)(v)) Agent of such registration by delivering, or causing to be delivered, to Agent, documentation sufficient for Agent to perfect Agent’s Liens on such Copyright. If any Grantor acquires from any Person any Copyright registered with the United States Copyright Office or an application to register any Copyright with the United States Copyright Office, such Grantor shall promptly (but in no event later than five Business Days (or such longer period as agreed to by Agent in writing in its sole discretion) following such acquisition) notify Agent of such acquisition and deliver, or cause to be delivered, to Agent, documentation sufficient for Agent to perfect Agent’s Liens on such Copyright. In the case of such Copyright registrations or applications therefor which were acquired by any Grantor, each such Grantor shall promptly (but in no event later than five Business Days (or such longer period as agreed to by Agent in writing in its sole discretion) following such acquisition) file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Copyrights;

(vii) Each Grantor shall take reasonable steps to maintain the confidentiality of, and otherwise protect and enforce its rights in, the Intellectual Property that is necessary in or material to the conduct of such Grantor’s business, including, as applicable (A) protecting the secrecy and confidentiality of its confidential information and trade secrets by having and enforcing a policy requiring all current employees, consultants, licensees, vendors and contractors with access to such information to execute appropriate confidentiality agreements, (B) taking actions reasonably necessary to ensure that no trade secret falls into the public domain, and (C) protecting the secrecy and confidentiality of the source code of all software programs and applications of which it is the owner or licensee by having and enforcing a policy requiring any licensees (or sublicensees) of such source code to enter into license agreements with commercially reasonable use and non-disclosure restrictions; and

(viii) No Grantor shall incorporate into any proprietary software licensed or distributed by such Grantor that is material to generating revenue for such Grantor any third-party code that is licensed pursuant to any open source license such as the GNU Public License, Lesser GNU Public License, or Mozilla Public License, in a manner that would require or condition the use or distribution of such software on, the disclosing, licensing, or distribution of any source code for any portion of the proprietary software that is licensed or distributed by any Grantor.

(h) Investment Property.

(i) If any Grantor shall acquire, obtain, receive or become entitled to receive any Pledged Interests after the Closing Date, it shall promptly (and in any event within thirty (30) days (or such longer period as agreed to by Agent in writing in its sole discretion) of acquiring or obtaining such Collateral) deliver to Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;

(ii) Upon the occurrence and during the continuance of an Event of Default, following the request of Agent, all sums of money and property paid or distributed in respect of the Investment Property that are received by any Grantor shall be held by the Grantors in trust for the benefit of Agent segregated from such Grantor’s other property, and such Grantor shall deliver it forthwith to Agent in the exact form received;

(iii) Each Grantor shall promptly deliver to Agent a copy of each material notice or other material communication received by it in respect of any Pledged Interests;

(iv) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests if the same is prohibited pursuant to the Loan Documents;

(v) Each Grantor agrees that it will cooperate with Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law to effect the perfection of the Security Interest on the Investment Property or to effect any sale or transfer thereof; and

(vi) As to all limited liability company or partnership interests owned by such Grantor and issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provides or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction; and

(vii) With regard to any Pledged Interests that are not certificated, any such Grantor of such non-certificated Pledged Interests (i) agrees promptly to note on its books the security interests granted to Agent and confirmed under this Agreement, (ii) agrees that after the occurrence and during the continuation of an Event of Default, it will comply with instructions of Agent or its nominee with respect to the applicable Pledged Interests without further consent by the applicable Grantor, (iii) to the extent permitted by law, agrees that the “issuer’s jurisdiction” (as defined in Section 8-110 of the Code) is the State of New York, (iv) agrees to notify Agent upon obtaining knowledge of any interest in favor of any person in the applicable Pledged Interests that is materially adverse to the interest of the Agent therein, other than any Permitted Liens and (v) waives any right or requirement at any time hereafter to receive a copy of this Agreement in connection with the registration of any Pledged Interests hereunder in the name of Agent or its nominee or the exercise of voting rights by Agent or its nominee.

(i) Real Property; Fixtures. Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property having a fair market value in excess of $1,000,000 it will promptly (and in any event within five (5) Business Days (or such longer period as agreed to by Agent in writing in its sole discretion) of acquisition) notify Agent of the acquisition of such Real Property and will grant to Agent, for the benefit of the Lenders, a first priority (subject only to Permitted Liens which are non-consensual Permitted Liens, permitted purchase money Liens, or the interests of lessors under capital leases) mortgage on each fee interest in Real Property now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance satisfactory to Agent, in connection with the grant of such mortgage as Agent shall request in its sole discretion, including title insurance policies, financing statements, fixture filings and environmental audits and such Grantor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable attorneys’ fees and expenses) incurred in connection therewith. Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property.

(j) [Reserved].

(k) Controlled Accounts; Controlled Investments. Subject to Section 7(c), other than with respect to Excluded Accounts, no Grantor will, and no Grantor will permit its Subsidiaries to, make, acquire, or permit to exist Permitted Investments consisting of cash, Cash Equivalents, or amounts credited to Deposit Accounts or Securities Accounts unless Grantor or its Subsidiary, as applicable, and the applicable bank or securities intermediary have entered into Account Control Agreements governing such Permitted Investments in order to perfect (or further establish) Agent’s Liens in such Permitted Investments.

(l) Name, Etc. No Grantor will change its name, chief executive office, organizational identification number, jurisdiction of organization or organizational identity; provided, that any Grantor may change its name or chief executive office upon at least ten days prior written notice to Agent of such change.

(m) Account Verification. Each Grantor will, and will cause each of its Subsidiaries to, permit Agent, in Agent’s name or in the name or a nominee of Agent, to verify the validity, amount or any other matter relating to any Account, by mail, telephone, facsimile transmission or other electronic means of transmission or otherwise. Further, at the request of Agent, each Grantor will, and will cause each of its Subsidiaries to, send requests for verification of Accounts or, after the occurrence and during the continuance of an Event of Default, send notices of assignment of Accounts to Account Debtors and other obligors.

(n) [Reserved.]

(o) Pledged Notes. Grantors (i) without the prior written consent of Agent, will not (A) waive or release any obligation of any Person that is obligated under any of the Pledged Notes, (B) take or omit to take any action or knowingly suffer or permit any action to be omitted or taken, the taking or omission of which would result in any right of offset against sums payable under the Pledged Notes, or (C) other than Permitted Transfers, assign or surrender their rights and interests under any of the Pledged Notes or terminate, cancel, modify, change, supplement or amend the Pledged Notes, and (ii) shall provide to Agent copies of all material written notices (including notices of default) given or received with respect to the Pledged Notes promptly after giving or receiving such notice.

8. Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.

(a) Credit Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.

(b) Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Agent hereunder. In the event of any conflict between any provision in this Agreement and a provision in a Copyright Security Agreement, Trademark Security Agreement or Patent Security Agreement, such provision of this Agreement shall control.

9. Further Assurances.

(a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that Agent may reasonably request, in order to perfect and protect the Security Interest granted hereby, to create, perfect or protect the Security Interest purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b) Each Grantor authorizes the filing by Agent of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Agent such other instruments or notices, as Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c) Each Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction.

(d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

10. Agent’s Right to Perform Contracts, Exercise Rights, etc. Upon the occurrence and during the continuance of an Event of Default, Agent (or its designee) (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right (subject to Section 17(b)) to use any Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of Agent’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Equity Interests that are pledged hereunder be registered in the name of Agent or any of its nominees.

11. Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

(b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Agent;

(c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d) to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Agent with respect to any of the Collateral;

(e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(f) to use any Intellectual Property or Intellectual Property Licenses of such Grantor, including but not limited to any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, or advertising matter, in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

(g) Agent, on behalf of the Lenders, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Intellectual Property and Intellectual Property Licenses and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

12. Agent May Perform. If any Grantor fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors in accordance with the terms of the Credit Agreement.

13. Agent’s Duties. The powers conferred on Agent hereunder are solely to protect Agent’s interest in the Collateral, for the benefit of the Lenders, and shall not impose any duty upon Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.

14. Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuance of an Event of Default, Agent or Agent’s designee may (a) make direct verification from Account Debtors with respect to any or all Accounts that are part of the Collateral, (b) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral of such Grantor have been assigned to Agent, for the benefit of the Lenders, or that Agent has a security interest therein, or (c) collect the Accounts, General Intangibles and Negotiable Collateral of any Grantor directly, and any collection costs and expenses shall constitute part of such Grantor’s Obligations under the Loan Documents.

15. Disposition of Pledged Interests by Agent. None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default has occurred and is continuing may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof, and (b) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner.

16. Voting and Other Rights in Respect of Pledged Interests.

(a) Upon the occurrence and during the continuation of an Event of Default, (i) Agent may, at its option, and upon written notice (which may be concurrent) to any Grantor, and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, or any other ownership or consensual rights (including any dividend or distribution rights) in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Agent, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable.

(b) For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Agent or the Lenders, or the value of the Pledged Interests.

17. Remedies. Upon the occurrence and during the continuance of an Event of Default:

(a) Agent may, and, at the instruction of the Required Lenders, shall exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notification of sale shall be required by law, at least ten days notification by mail to the applicable Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notification shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. Agent shall not be obligated to make any sale of Collateral regardless of notification of sale having been given. Agent may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that (A) the internet shall constitute a “place” for purposes of Section 9-610(b) of the Code, and (B) to the extent notification of sale shall be required by law, notification by mail of the URL where a sale will occur and the time when a sale will commence at least ten days prior to the sale shall constitute a reasonable notification for purposes of Section 9-611(b) of the Code. Each Grantor agrees that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the Code.

(b) Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s Intellectual Property, including but not limited to, any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, and advertising matter, whether owned by any Grantor or with respect to which any Grantor has rights under license, sublicense, or other agreements (including any Intellectual Property License), as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Agent.

(c) Agent may, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to any Grantor’s Deposit Accounts in which Agent’s Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account to or for the benefit of Agent, and (ii) with respect to any Grantor’s Securities Accounts in which Agent’s Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the applicable Grantor to (A) transfer any cash in such Securities Account to or for the benefit of Agent, or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of Agent.

(d) Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Obligations in the order set forth in the Credit Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(e) Each Grantor hereby acknowledges that the Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Agent shall have the right to an immediate writ of possession without notice of a hearing. Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by Agent.

18. Remedies Cumulative. Each right, power, and remedy of Agent or any Lender as provided for in this Agreement or the other Loan Documents now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement and the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent or any Lender, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent or such Lender of any or all such other rights, powers, or remedies.

19. Marshaling. Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

20. Indemnity. Each Grantor agrees to indemnify Agent and the Lenders from and against all claims, lawsuits and liabilities (including reasonable attorneys’ fees) arising out of or resulting from this Agreement (including enforcement of this Agreement) or any other Loan Document to which such Grantor is a party in accordance with and to the extent set forth in Section 12.3 of the Credit Agreement. This provision shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Obligations.

21. Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and each Grantor to which such amendment applies.

22. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified in the Credit Agreement, and to any of the Grantors at the notice address specified for Borrowers in the Credit Agreement, or as to any party, at such other address as shall be designated by such party in a written notice to the other party.

23. Continuing Security Interest: Assignments under Credit Agreement.

(a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the Obligations have been paid in full in accordance with the provisions of the Credit Agreement and any remaining commitments to extend credit under the Credit Agreement have expired or have been terminated, (ii) be binding upon each Grantor, and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by, Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. Upon payment in full of the Obligations in accordance with the provisions of the Credit Agreement and the expiration or termination of any commitment to extend credit, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time, upon Borrowers’ request, Agent will authorize the filing of appropriate termination statements to terminate such Security Interest. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to Agent nor any additional loans made by any Lender to any Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Agent, nor any other act of the Lenders, or any of them, shall release any Grantor from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Credit Agreement. Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.

(b) If any Lender repays, refunds, restores, or returns in whole or in part, any payment or property (including any proceeds of Collateral) previously paid or transferred to such Lender in full or partial satisfaction of any Obligation or on account of any other obligation of any Loan Party under any Loan Document, because the payment, transfer, or the incurrence of the obligation so satisfied is asserted or declared to be void, voidable, or otherwise recoverable under any law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent transfers, preferences, or other voidable or recoverable obligations or transfers (each, a “Voidable Transfer”), or because such Lender elects to do so on the reasonable advice of its counsel in connection with a claim that the payment, transfer, or incurrence is or may be a Voidable Transfer, then, as to any such Voidable Transfer, or the amount thereof that such Lender elects to repay, restore, or return (including pursuant to a settlement of any claim in respect thereof), and as to all reasonable costs, expenses, and attorneys’ fees of such Lender related thereto, (i) the liability of the Loan Parties with respect to the amount or property paid, refunded, restored, or returned will automatically and immediately be revived, reinstated, and restored and will exist, and (ii) Agent’s Liens securing such liability shall be effective, revived, and remain in full force and effect, in each case, as fully as if such Voidable Transfer had never been made. If, prior to any of the foregoing, (A) Agent’s Liens shall have been released or terminated, or (B) any provision of this Agreement shall have been terminated or cancelled, Agent’s Liens, or such provision of this Agreement, shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligation of any Loan Party in respect of such liability or any Collateral securing such liability.

24. Survival. All representations and warranties made by the Grantors in this Agreement and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Agent or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any loan or any fee or any other amount payable under the Credit Agreement is outstanding and unpaid and so long as the Lenders’ commitments to extend credit under the Credit Agreement have not expired or terminated.

25. CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION.

(a) This Agreement and any claims, controversies or disputes arising hereunder or thereunder or related hereto or thereto, shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law. Each Loan Party hereby expressly waives any claim to assert that the laws of any other jurisdiction govern this Agreement.

(b) Each Loan Party hereby submits to the exclusive jurisdiction of the State and Federal courts in New York County, City of New York, New York; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Agent from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Agent or any Lender. Each Loan Party expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each Loan Party hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court.

(c) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR ANYWHERE ELSE, EACH LOAN PARTY AGREES THAT IT SHALL NOT SEEK FROM AGENT OR ANY LENDER UNDER ANY THEORY OF LIABILITY (INCLUDING ANY THEORY IN TORTS), ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

(d) Each Loan Party hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to such Loan Party at the address set forth in, or subsequently provided by such Loan Party in accordance with, the Credit Agreement and that service so made shall be deemed completed upon the earlier to occur of the applicable Loan Party’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

(e) No claim may be made by any Grantor against Agent, any Lender, or any Affiliate, director, officer, employee, counsel, representative, agent, or attorney-in-fact of any of them for any special, indirect, consequential, or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission, or event occurring in connection herewith, and each Grantor hereby waives, releases, and agrees not to sue upon any claim for such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

26. New Subsidiaries. Pursuant to Section 6.11 of the Credit Agreement, certain Subsidiaries (whether by acquisition or creation) of any Grantor are required to enter into this Agreement by executing and delivering in favor of Agent a Joinder to this Agreement in substantially the form of Annex 1. Upon the execution and delivery of Annex 1 by any such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

27. Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Agent” shall be a reference to Agent, for the benefit of each Lender.

28. Miscellaneous.

(a) This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

(b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(c) The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

(d) The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist.

29. Amendment and Restatement. This Agreement amends and restates the Existing Security Agreement in its entirety and, upon the Closing Date, the terms and provisions of the Existing Security Agreement shall be superseded hereby. Upon the Closing Date: (i) all terms and conditions of the Existing Security Agreement, as amended and restated by this Agreement, shall be and remain in full force and effect, as so amended, and shall constitute the legal, valid, binding and enforceable obligations of the Grantors; (ii) the terms and conditions of the Existing Security Agreement shall be amended as set forth herein and, as so amended and restated, shall be restated in their entirety, but shall be amended only with respect to the rights, duties and obligations among the Grantors accruing from and after the date hereof; (iii) this Agreement shall not in any way release or impair the rights, duties, Obligations, Liens or security interests created pursuant to the Existing Security Agreement or affect the relative priorities thereof, in each case to the extent in force and effect thereunder as of the date hereof, except as modified hereby or by documents, instruments and agreements executed and delivered in connection herewith, and all of such rights, duties, Obligations and Liens are assumed, ratified and affirmed by the Grantors; (iv) this Agreement shall not constitute a substitution or novation of any Grantor’s Obligations or any of the other rights, duties and obligations of the parties hereunder; (v) the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Existing Security Agreement, nor constitute a waiver of any covenant, agreement or obligation under the Existing Security Agreement, except to the extent that any such covenant, agreement or obligation is no longer set forth herein or is modified hereby; (vi) any and all references in the Loan Documents to the Existing Security Agreement shall, without further action of the parties, be deemed a reference to the Existing Security Agreement, as amended and restated by this Agreement, and as this Agreement shall be further amended, restated, modified, supplemented or amended and restated from time to time hereafter in accordance with the terms of this Agreement; and (vii) each Grantor represents and warrants that, as of the date hereof, there are no claims or offsets against, or defenses or counterclaims to, its obligations under the Existing Security Agreement.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO AMENDED AND RESTATED SECURITY AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

FISCALNOTE, INC.

By
Name:
Title:

CQ-ROLL CALL, INC.

By
Name:
Title:

CAPITOL ADVANTAGE LLC

By
Name:
Title:

VOTERVOICE, L.L.C.

By
Name:
Title:

SANDHILL STRATEGY LLC

By
Name:
Title:

FISCALNOTE HOLDINGS, INC.

By

Name:
Title:

FISCALNOTE HOLDINGS II, INC.

By

Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED SECURITY AGREEMENT]

AGENT,

RUNWAY GROWTH CREDIT FUND INC., a Maryland corporation

By:
Name:
Title:

SCHEDULE 1

COMMERCIAL TORT CLAIMS

[***]

SCHEDULE 2

COPYRIGHTS

[***]

SCHEDULE 3

INTELLECTUAL PROPERTY LICENSES

[***]

SCHEDULE 4

PATENTS

[***]

SCHEDULE 5

PLEDGED COMPANIES

[***]

SCHEDULE 6

TRADEMARKS

[***]

SCHEDULE 7

NAME; CHIEF EXECUTIVE OFFICE; TAX IDENTIFICATION NUMBERS AND ORGANIZATIONAL NUMBERS

Name	Chief Executive Office	Tax Identification Number	Organizational Number
FiscalNote, Inc.	1201 Pennsylvania Ave NW 6th Floor Washington, DC 20004	[***]	[***]
VoterVoice, L.L.C.	1201 Pennsylvania Ave NW 6th Floor Washington, DC 20004	[***]	[***]
CQ-Roll Call, Inc.	1201 Pennsylvania Ave NW 6th Floor Washington, DC 20004	[***]	[***]
Capitol Advantage LLC	1201 Pennsylvania Ave NW 6th Floor Washington, DC 20004	[***]	[***]
FiscalNote Holdings, Inc.	1201 Pennsylvania Ave NW 6th Floor Washington, DC 20004	[***]	[***]
FiscalNote Holdings II, Inc.	1201 Pennsylvania Ave NW 6th Floor Washington, DC 20004	[***]	[***]
Sandhill Strategy LLC	1201 Pennsylvania Ave NW 6th Floor Washington, DC 20004	[***]	[***]

SCHEDULE 8

OWNED REAL PROPERTY

[***]

SCHEDULE 9

DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

Credit Party	Depositary Bank and Address	Account Number	Account Type
FiscalNote, Inc.	Bank of America 100 North Tryon Street Charlotte, NC 28255	[***]	[***]
FiscalNote, Inc.	Comerica 333 West Santa Clara St. San Jose, CA 95113	[***]	[***]
FiscalNote, Inc.	Comerica 333 West Santa Clara St. San Jose, CA 95113	[***]	[***]
VoterVoice, L.L.C.	Chase 8751 Siegen Ln Baton Rouge, LA 70810	[***]	[***]
VoterVoice, L.L.C.	Chase 8751 Siegen Ln Baton Rouge, LA 70810	[***]	[***]
CQ-Roll Call, Inc.	JP Morgan Chase & Co. 4 New York Plaza, Floor 15, New York, NY 10004	[***]	[***]
CQ-Roll Call, Inc.	JP Morgan Chase & Co. 4 New York Plaza, Floor 15, New York, NY 10004	[***]	[***]
CQ-Roll Call, Inc.	JP Morgan Chase & Co. 4 New York Plaza, Floor 15, New York, NY 10004	[***]	[***]
CQ-Roll Call, Inc.	JP Morgan Chase & Co. 4 New York Plaza, Floor 15, New York, NY 10004	[***]	[***]
FiscalNote Holdings, Inc.	JP Morgan Chase & Co. 4 New York Plaza, Floor 15, New York, NY 10004	[***]	[***]
FiscalNote, Inc.	JP Morgan Chase & Co. 4 New York Plaza, Floor 15, New York, NY 10004	[***]	[***]
FiscalNote, Inc.	JP Morgan Chase & Co. 4 New York Plaza, Floor 15, New York, NY 10004	[***]	[***]
FiscalNote, Inc.	JP Morgan Chase & Co. 4 New York Plaza, Floor 15, New York, NY 10004	[***]	[***]
FiscalNote, Inc.	JP Morgan Chase & Co. 4 New York Plaza, Floor 15, New York, NY 10004	[***]	[***]
Sandhill Strategy LLC	Wells Fargo Bank, N.A. 420 Montgomery St. San Francisco, CA 94104	[***]	[***]
FiscalNote, Inc.	JP Morgan Chase & Co. 4 New York Plaza, Floor 15, New York, NY 10004	[***]	[***]
FiscalNote, Inc.	JP Morgan Chase & Co. 4 New York Plaza, Floor 15, New York, NY 10004	[***]	[***]
FiscalNote Holdings, Inc.	JP Morgan Chase & Co.	[***]	[***]
4 New York Plaza, Floor 15, New York, NY 10004

SCHEDULE 10

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

[***]

ANNEX 1

FORM OF JOINDER

Joinder No. ____ (this “Joinder”), dated as of ____________ 20___, to the Amended and Restated Security Agreement, dated as of October 19, 2020 (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each, individually, a “Grantor”) and RUNWAY GROWTH CREDIT FUND INC., as administrative agent and collateral agent for the Lenders (in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement, dated August 20, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among FISCALNOTE, INC., a Delaware corporation (“Borrower Representative”), CQ-ROLL CALL, INC., a Delaware corporation, CAPITOL ADVANTAGE LLC, a Virginia corporation, VOTERVOICE, L.L.C., a Louisiana limited liability company, SANDHILL STRATEGY LLC, a District of Columbia limited liability company, and each other Person party hereto as a borrower from time to time (collectively, jointly and severally, “Borrowers”, and each, a “Borrower”), FISCALNOTE HOLDINGS, INC., a Delaware corporation (“Parent”), FISCALNOTE HOLDINGS II, INC., a Delaware corporation (together with Parent and each other Person party thereto as a guarantor from time to time collectively, “Guarantors”, and each, a “Guarantor”), the lenders from time to time party thereto (collectively, the “Lenders”, and each, a “Lender”), and Agent, the Lenders have agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or, if not defined therein, in the Credit Agreement, and this Joinder shall be subject to the rules of construction set forth in Section 1(b) of the Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis;

WHEREAS, Grantors have entered into the Security Agreement in order to induce the Lenders to make certain financial accommodations to Borrowers as provided for in the Credit Agreement and the other Loan Documents;

WHEREAS, pursuant to Section 6.11 of the Credit Agreement and Section 26 of the Security Agreement, certain Subsidiaries of the Loan Parties, must execute and deliver certain Loan Documents, including the Security Agreement, and the joinder to the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Joinder in favor of Agent, for the benefit of the Lenders; and

WHEREAS, each New Grantor (a) is [an Affiliate] [a Subsidiary] of Borrowers and, as such, will benefit by virtue of the financial accommodations extended to Borrowers by the Lenders, and (b) by becoming a Grantor will benefit from certain rights granted to the Grantors pursuant to the terms of the Loan Documents.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1. In accordance with Section 26 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder, and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, each New Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of the Lenders, to secure the Obligations, a continuing security interest in and to all of such New Grantor’s right, title and interest in and to the Collateral (as defined in Section 3 of the Security Agreement). Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference.

2. Schedule 1, “Commercial Tort Claims”, Schedule 2, “Copyrights”, Schedule 3, “Intellectual Property Licenses”, Schedule 4, “Patents”, Schedule 5, “Pledged Companies”, Schedule 6, “Trademarks”, Schedule 7, Name; Chief Executive Office; Tax Identification Numbers and Organizational Numbers, Schedule 8, “Owned Real Property”, Schedule 9, “Deposit Accounts and Securities Accounts”, Schedule 10, and Schedule 10, “List of Uniform Commercial Code Filing Jurisdictions”, attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, Schedule 9, and Schedule 10, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement.

3. Each New Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (a) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (b) describing the Collateral as being of equal or lesser scope or with greater detail, or (c) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction in connection with the Loan Documents.

4. Each New Grantor represents and warrants to Agent and the Lenders that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

5. This Joinder is a Loan Document. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

6. The Security Agreement, as supplemented hereby, shall remain in full force and effect.

7. THIS JOINDER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO JOINDER TO AMENDED AND RESTATED SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Amended and Restated Security Agreement to be executed and delivered as of the day and year first above written.

NEW GRANTORS:	[NAME OF NEW GRANTOR]

By:
Name:
Title:

[NAME OF NEW GRANTOR]

By:
Name:
Title:

AGENT:	RUNWAY GROWTH CREDIT FUND INC., a Maryland corporation

By:
Name:
Title:

EXHIBIT A

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made this ___ day of ___________, 20__, by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and RUNWAY GROWTH CREDIT FUND INC., as administrative agent and collateral agent for the Lenders (in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement, dated August 28, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among FISCALNOTE, INC., a Delaware corporation (“Borrower Representative”), CQ-ROLL CALL, INC., a Delaware corporation, CAPITOL ADVANTAGE LLC, a Virginia corporation, VOTERVOICE, L.L.C., a Louisiana limited liability company, SANDHILL STRATEGY LLC, a District of Columbia limited liability company, and each other Person party hereto as a borrower from time to time (collectively, jointly and severally, “Borrowers”, and each, a “Borrower”), FISCALNOTE HOLDINGS, INC., a Delaware corporation (“Parent”), FISCALNOTE HOLDINGS II, INC., a Delaware corporation (together with Parent and each other Person party thereto as a guarantor from time to time collectively, “Guarantors”, and each, a “Guarantor”), the lenders from time to time party thereto (collectively, the “Lenders”, and each, a “Lender”), and Agent, the Lenders have agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, the Lenders are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, the other Loan Documents, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Lenders, that certain Amended and Restated Security Agreement, dated as of October 19, 2020 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lenders, this Copyright Security Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement, and this Copyright Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit each Lender, to secure the Obligations, a continuing security interest (referred to in this Copyright Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Copyright Collateral”):

(a) all of such Grantor’s Copyrights and Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b) all renewals or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Copyright or any Copyright exclusively licensed under any Intellectual Property License, including the right to receive damages, or the right to receive license fees, royalties, and other compensation under any Copyright Intellectual Property License.

3. SECURITY FOR OBLIGATIONS. This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of the Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to Agent, the Lenders or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lenders, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Copyright Security Agreement and the Security Agreement, the Security Agreement shall control.

5. AUTHORIZATION TO SUPPLEMENT. Grantors shall give Agent prior written notice of no less than five Business Days before filing any additional application for registration of any copyright and prompt notice in writing of any additional copyright registrations granted therefor after the date hereof. Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Copyright Security Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of each Grantor. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Copyright Security Agreement is a Loan Document. This Copyright Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Copyright Security Agreement. Delivery of an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Copyright Security Agreement. Any party delivering an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Copyright Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Copyright Security Agreement.

7. CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION. THIS COPYRIGHT SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO COPYRIGHT SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Copyright Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	[NAME OF GRANTOR]

By:
Name:
Title:

[NAME OF GRANTOR]

By:
Name:
Title:

AGENT:	ACCEPTED AND ACKNOWLEDGED BY:

RUNWAY GROWTH CREDIT FUND INC., a Maryland corporation

By:
Name:
Title:

SCHEDULE I

TO

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

Grantor	Country	Copyright	Registration No.	Registration Date

Copyright Licenses

EXHIBIT B

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this ___ day of ___________, 20__, by and among the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and RUNWAY GROWTH CREDIT FUND INC., as administrative agent and collateral agent for the Lenders (in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement, dated August 20, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among FISCALNOTE, INC., a Delaware corporation (“Borrower Representative”), CQ-ROLL CALL, INC., a Delaware corporation, CAPITOL ADVANTAGE LLC, a Virginia corporation, VOTERVOICE, L.L.C., a Louisiana limited liability company, SANDHILL STRATEGY LLC, a District of Columbia limited liability company, and each other Person party hereto as a borrower from time to time (collectively, jointly and severally, “Borrowers”, and each, a “Borrower”), FISCALNOTE HOLDINGS, INC., a Delaware corporation (“Parent”), FISCALNOTE HOLDINGS II, INC., a Delaware corporation (together with Parent and each other Person party thereto as a guarantor from time to time collectively, “Guarantors”, and each, a “Guarantor”), the lenders from time to time party thereto (collectively, the “Lenders”, and each, a “Lender”), and Agent, the Lenders have agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, the Lenders are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement and the other Loan Documents, but only upon the condition, among others, that the Grantors shall have executed and delivered to Agent, for the benefit of the Lenders, that certain Amended and Restated Security Agreement, dated as of October 19, 2020 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lenders, this Patent Security Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement, and this Patent Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit each Lender, to secure the Obligations, a continuing security interest (referred to in this Patent Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Patent Collateral”):

(a) all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b) all divisionals, continuations, continuations-in-part, reissues, reexaminations, or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Patent or any Patent exclusively licensed under any Intellectual Property License, including the right to receive damages, or right to receive license fees, royalties, and other compensation under any Patent Intellectual Property License.

3. SECURITY FOR OBLIGATIONS. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to Agent, the Lenders or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lenders, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Patent Security Agreement and the Security Agreement, the Security Agreement shall control.

5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patent application or issued patent or become entitled to the benefit of any patent application or patent for any divisional, continuation, continuation-in-part, reissue, or reexamination of any existing patent or patent application, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new patent rights. Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Patent Security Agreement by amending Schedule I to include any such new patent rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Patent Security Agreement is a Loan Document. This Patent Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Patent Security Agreement. Delivery of an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Patent Security Agreement. Any party delivering an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Patent Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Patent Security Agreement.

7. CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION. THIS PATENT SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	[NAME OF GRANTOR]

By:
Name:
Title:

[NAME OF GRANTOR]

By:
Name:
Title:

AGENT:	ACCEPTED AND ACKNOWLEDGED BY:

RUNWAY GROWTH CREDIT FUND INC., a Maryland corporation

By:
Name:
Title:

SCHEDULE I

to

PATENT SECURITY AGREEMENT

Patents

Grantor	Country	Patent	Application/ Patent No.	Filing Date

Patent Licenses

EXHIBIT C

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of _________ __, 20___ (this “Pledged Interests Addendum”), is delivered pursuant to Section 7 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Amended and Restated Security Agreement, dated as of October 19, 2020, (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to RUNWAY GROWTH CREDIT FUND INC., as Agent. Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement or, if not defined therein, in the Credit Agreement, and this Pledged Interests Addendum shall be subject to the rules of construction set forth in Section 1(b) of the Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis. The undersigned hereby agrees that the additional interests listed on Schedule I shall be and become part of the Pledged Interests pledged by the undersigned to Agent in the Security Agreement and any pledged company set forth on Schedule I shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.

This Pledged interests Addendum is a Loan Document. Delivery of an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Pledged Interests Addendum. If the undersigned delivers an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission, the undersigned shall also deliver an original executed counterpart of this Pledged Interests Addendum but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Pledged Interests Addendum.

The undersigned hereby certifies that the representations and warranties set forth in Section 6 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

THIS PLEDGED INTERESTS ADDENDUM SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO PLEDGED INTERESTS ADDENDUM]

IN WITNESS WHEREOF, the undersigned has caused this Pledged Interests Addendum to be executed and delivered as of the day and year first above written.

[___________________]
Name:
Title:

SCHEDULE I

TO

PLEDGED INTERESTS ADDENDUM

Pledged Interests

Name of Grantor	Name of Pledged Company	Number of Shares/ Units	Class of Interests	Percentage of Class Owned	Certificate Nos.

EXHIBIT D

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this ___ day of ___________, 20__, by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and RUNWAY GROWTH CREDIT FUND INC., as administrative agent and collateral agent for the Lenders (in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement, dated August 20, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among FISCALNOTE, INC., a Delaware corporation (“Borrower Representative”), CQ-ROLL CALL, INC., a Delaware corporation, CAPITOL ADVANTAGE LLC, a Virginia corporation, VOTERVOICE, L.L.C., a Louisiana limited liability company, SANDHILL STRATEGY LLC, a District of Columbia limited liability company, and each other Person party hereto as a borrower from time to time (collectively, jointly and severally, “Borrowers”, and each, a “Borrower”), FISCALNOTE HOLDINGS, INC., a Delaware corporation (“Parent”), FISCALNOTE HOLDINGS II, INC., a Delaware corporation (together with Parent and each other Person party thereto as a guarantor from time to time collectively, “Guarantors”, and each, a “Guarantor”), the lenders from time to time party thereto (collectively, the “Lenders”, and each, a “Lender”), and Agent, the Lenders have agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, the Lenders are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement and the other Loan Documents, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of Lenders, that certain Amended and Restated Security Agreement, dated as of October 19, 2020 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lenders, this Trademark Security Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement, and this Trademark Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit each Lender, to secure the Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Trademark Collateral”):

(a) all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

(c) all products and proceeds (as that term is defined in the Code) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademarks exclusively licensed under any Intellectual Property License, including right to receive any damages, (ii) injury to the goodwill associated with any Trademark, or (iii) right to receive license fees, royalties, and other compensation under any Trademark Intellectual Property License.

3. SECURITY FOR OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to Agent, the Lenders or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lenders, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Trademark Security Agreement and the Security Agreement, the Security Agreement shall control.

5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new trademarks or renewal or extension of any trademark registration. Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Trademark Security Agreement is a Loan Document. This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement. Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement. Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.

7. CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION. THIS TRADEMARK SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	[NAME OF GRANTOR]

By:
Name:
Title:

[NAME OF GRANTOR]

By:
Name:
Title:

AGENT:	ACCEPTED AND ACKNOWLEDGED BY:

RUNWAY GROWTH CREDIT FUND INC., a Maryland corporation

By:
Name:
Title:

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Grantor	Country	Mark	Application/ Registration No.	App/Reg Date

Trade Names

Common Law Trademarks

Trademarks Not Currently In Use

Trademark Licenses